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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: August 12, 1997
----------------------------
(Date of earliest event reported)


                     GS Mortgage Securities Corporation II
            (Exact name of registrant as specified in its charter)

       Delaware                    33-99774-02                 22-3442024
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   (State or Other                 (Commission              (I.R.S. Employer
   Jurisdiction of                 File Number)             Identification No.)
   Incorporation



                     85 Broad Street, New York, N.Y. 10004
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (212) 902-1000



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ITEM 5.     OTHER EVENTS.

                  Attached as an exhibit to this Amendment to the Registrant's Current Report on Form 8-K filed July 22, 1997 (the "Form 8-K") are certain supplemental pages to the property appraisal related to (a) the Esplanade Shopping Mall Appraisal, filed as Exhibit 99.30 to the Form 8-K, (b) the Montehiedra Town Center Appraisal, filed as Exhibit 99.36 to the Form 8-K,
(c) the Arboretum VI and VII Appraisal, filed as Exhibit 99.3 to the Form
8-K, (d) the Plaza 1900 Appraisal, filed as Exhibit 99.20 to the Form 8-K,
(e) the Golden East Crossing Appraisal, filed as Exhibit 99.11 to the Form 8-K, (f) the Oakwood Center Appraisal, filed as Exhibit 99.18 to the Form
8-K, (g) the 1760 Market Street Appraisal, filed as Exhibit 99.1 to the
Form 8-K, (h) the 1511-1515 Third Avenue Appraisal, filed as Exhibit 99.25 to the Form 8-K, (i) the Sun Buildings Appraisal, filed as Exhibit 99.23 to the Form 8-K, (j) the Greenwood Corporate Center Appraisal, filed as Exhibit
99.32 to the Form 8-K, (k) the Westpark Corporate Center Appraisal, filed as
Exhibit 99.26 to the Form 8-K, (l) the Northpark Mall Appraisal, filed as
Exhibit 99.16 to the Form 8-K, (m) the San Valente Building Appraisal, filed as Exhibit 99.21 to the Form 8-K, (n) the Dover Mall and Commons Appraisal, filed as Exhibit 99.28 to the Form 8-K, (o) the One Northwest Center Appraisal, filed as Exhibit 99.19 to the Form 8-K, (p) the Galleria at
White Plains Appraisal, filed as Exhibit 99.31 to the Form 8-K and (q) the Century Plaza Appraisal, filed as Exhibit 99.7 to the Form 8-K.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-27083) (the "Registration Statement").

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Item 601(a) of Regulation
         S-K Exhibit No.            Description
      -------------------------     -----------

              99.1                  Supplemental Pages to the Esplanade
                                    Shopping Mall Appraisal

              99.2                  Supplemental Pages to the Montehiedra
                                    Town Center Appraisal

              99.3                  Supplemental Pages to the Arboretum VI
                                    and VII Appraisal

              99.4                  Supplemental Pages to the Plaza 1900
                                    Appraisal

              99.5                  Supplemental Pages to the Golden East
                                    Crossing Appraisal

              99.6                  Supplemental Pages to the Oakwood
                                    Center Appraisal

              99.7                  Supplemental Pages to the 1760 Market
                                    Street Appraisal

              99.8                  Supplemental Pages to the 1511-1515
                                    Third Avenue Appraisal

              99.9                  Supplemental Pages to the Sun Buildings
                                    Appraisal

              99.10                 Supplemental Pages to the Greenwood
                                    Corporate Center Appraisal

              99.11                 Supplemental Pages to the Westpark
                                    Corporate Center Appraisal

              99.12                 Supplemental Pages to the Northpark
                                    Mall Appraisal

              99.13                 Supplemental Pages to the San Valente
                                    Building Appraisal

              99.14                 Supplemental Pages to the Dover Mall and
                                    Commons Appraisal

              99.15                 Supplemental Pages to the One Northwest
                                    Center Appraisal

              99.16                 Supplemental Pages to the Galleria at
                                    White Plains Appraisal

              99.17                 Supplemental Pages to the Century Plaza
                                    Appraisal






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                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORPORATION II


                                   By:  /s/ Sheridan Schechner
                                      -----------------------------------------
                                        Name:  Sheridan Schechner
                                        Title: Managing Director



Date:  August 12, 1997